CUSIP No.	896106200	13 G	Page	20	of	21 Pages
EXHIBIT B
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of Amendment No. 1 to Statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Trico Marine Services, Inc., a Delaware corporation.
Date: January 27, 2009

January 27, 2009	ALLEGHANY CORPORATION
	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President — Finance and Investments, Chief Financial Officer

January 27, 2009	ALLEGHANY INSURANCE HOLDINGS LLC
	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President

January 27, 2009	ALLEGHANY CAPITAL PARTNERS LLC
	By:	/s/ Peter R. Sismondo
		Name:	Peter R. Sismondo
		Title:	Treasurer

January 27, 2009	CAPITOL TRANSAMERICA CORPORATION
	By:	*
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

January 27, 2009	EMPLOYERS DIRECT CORPORATION
	By:	*
		Name:	Ronald A. Groden
		Title:	Vice Chairman, Executive Vice President & Chief Financial Officer

January 27, 2009	PLATTE RIVER INSURANCE COMPANY
	By:	*
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

CUSIP No.	896106200	13 G	Page	21	of	21 Pages

January 27, 2009	RSUI GROUP, INC.
	By:	*
		Name:	Phillip McCrorie
		Title:	Senior Vice President and Chief Financial Officer

January 27, 2009	CAPITOL INDEMNITY CORPORATION
	By:	*
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

January 27, 2009	CAPITOL SPECIALTY CORPORATION
	By:	*
		Name:	Frederick Taransky
		Title:	Vice President and Chief Financial Officer

January 27, 2009	EMPLOYERS DIRECT INSURANCE COMPANY
	By:	*
		Name:	Ronald A. Groden
		Title:	Vice Chairman, Executive Vice President & Chief Financial Officer

January 27, 2009	RSUI INDEMNITY COMPANY
	By:	*
		Name:	Phillip McCrorie
		Title:	Senior Vice President and Chief Financial Officer

*By:	/s/ Christopher K. Dalrymple
Christopher K. Dalrymple
Attorney-in-Fact